Execution Version

SIXTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 15, 2017 (the “Amendment Closing Date”) by and among Bacterin International, Inc., a Nevada corporation (the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (“ROS”), ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (“Royalty Opportunities”), and, in their capacity as Guarantors under the Credit Agreement (as defined below), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), X-SPINE SYSTEMS, INC., an Ohio corporation (“X-Spine” or the “Additional Delayed Draw Borrower” and, together with the Borrower, the “Borrowers”) and XTANT MEDICAL, INC., a Delaware corporation (“Xtant” and, along with Holdings and X-Spine, collectively, the “Guarantors”).

WHEREAS, the Borrowers, ROS and Royalty Opportunities are party to that certain Amended and Restated Credit Agreement, dated as of July 27, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2016, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 25, 2016, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2016, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 29, 2016, that certain Fifth Amendment to the Amended and Restated Credit Agreement, dated as of August 12, 2016, that certain Sixth Amendment to the Amended and Restated Credit Agreement, dated as of September 27, 2016, that certain Seventh Amendment to the Amended and Restated Credit Agreement, dated as of December 31, 2016, that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of January 13, 2017, that certain Ninth Amendment to Amended and Restated Credit Agreement, dated as of January 31, 2017, that certain Tenth Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2017, that certain Eleventh Amendment to Amended and Restated Credit Agreement, dated as of February 28, 2017, that certain Twelfth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of March 31, 2017, that certain Thirteenth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2017, that certain Fourteenth Amendment to Amended and Restated Credit Agreement, dated as of May 11, 2017 and that certain Fifteenth Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2017 (the “Credit Agreement”), pursuant to which (i) ROS and Royalty Opportunities, as Lenders under the Credit Agreement, have extended credit to the Borrowers on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent (the “Administrative Agent”) for the Lenders;

WHEREAS, the Guarantors and the Administrative Agent entered into an Amended and Restated Guarantee, dated as of July 31, 2015 and supplemented on September 11, 2015, pursuant to which the Guarantors have agreed to guarantee the Obligations of the Borrowers under the Credit Agreement;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrowers and the Administrative Agent (acting on behalf of the Lenders);

WHEREAS, the Borrowers and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.                        Amendments to Section 3.6. Section 3.6 of the Credit Agreement is hereby amended by deleting the last sentence from such Section 3.6 in its entirety and inserting the following as the last sentence thereof:

“Notwithstanding the foregoing, interest accrued on the Loans for the Fiscal Quarters ended on December 31, 2016, March 31, 2017 and June 30, 2017 and otherwise required to be paid in cash on January 2, 2017, March 31, 2017 and June 30, 2017, respectively, shall instead be required to be paid in cash on August 15, 2017, plus interest accrued on such interest from January 2, 2017, March 31, 2017 and June 30, 2017, as applicable, to the date of payment thereof at a rate equal to the Applicable Margin plus the higher of (i) the LIBO Rate for the Fiscal Quarter ended on December 31, 2016, the Fiscal Quarter ended on March 31, 2017 or the Fiscal Quarter ended on June 30, 2017, as applicable, and (ii) 1.00%.”

3.                  Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Borrowers, the Administrative Agent, the Lenders and the Guarantors of a counterpart signature of the others to this Amendment duly executed and delivered by each of the Borrowers, the Lenders, the Administrative Agent and the Guarantors.

4.                  Expenses. The Borrowers agree to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

5.                  Representations and Warranties. The Borrowers and the Guarantors represent and warrant to each Lender as follows:

(a)                After giving effect to this Amendment, the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)               Before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred or will occur or be continuing.

6.                  No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7.                  Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWERS, THE GUARANTORS AND THEIR AFFILIATES (COLLECTIVELY, THE RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)                WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)               FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)                IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)               THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)                THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

8.                  Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC.,
as the Borrower

By:	/s/ John Gandolfo
Name:	John Gandolfo
Title:	CFO

XTANT MEDICAL HOLDINGS, INC.,
(fka: Bacterin International Holdings, Inc.)
as a Guarantor

By:	/s/ John Gandolfo
Name:	John Gandolfo
Title:	CFO

X-SPINE SYSTEMS, INC.,
as a Guarantor and the Additional Delayed Draw Borrower

By:	/s/ John Gandolfo
Name:	John Gandolfo
Title:	CFO

XTANT MEDICAL, INC.,
as a Guarantor

By:	/s/ John Gandolfo
Name:	John Gandolfo
Title:	CFO

Signature Page to Sixteenth Amendment to A&R Credit Agreement

ROS Acquisition Offshore LP,
as a Lender and as the Administrative Agent

By OrbiMed Advisors LLC, solely in its
capacity as Investment Manager

By:	/s/ Sven H. Borno
Name:	Sven H. Borno
Title:	Member

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as a Lender

By OrbiMed ROF II LLC,
its General Partner
By OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Sven H. Borno
Name:	Sven H. Borno
Title:	Member

Signature Page to Sixteenth Amendment to A&R Credit Agreement